Exhibit 10.18

FOURTH AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF

FEBRUARY 26, 2013

AMONG

EV PROPERTIES, L.P.,

as Borrower,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Signatory Hereto

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”) dated as of February 26, 2013, is among EV PROPERTIES, L.P., a Delaware limited partnership (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 26, 2011 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of December 21, 2011, by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of March 29, 2012 and by that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of September 27, 2012, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Guarantors are parties to that certain Second Amended and Restated Guaranty and Collateral Agreement dated as of April 26, 2011 made by the Borrower and each of the other Obligors in favor of the Administrative Agent (as heretofore amended, modified or supplemented, the “Guaranty Agreement”).

C. The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                 Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Fourth Amendment refer to sections of the Credit Agreement.

Section 2.                 Amendments to Credit Agreement.

2.1                 Amendments to Section 1.02.

(a)                The definition of “Agreement” is hereby amended in its entirety to read as follows:

“Agreement” means this Second Amended and Restated Credit Agreement, including the Schedules and Exhibits hereto, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and as the same may be amended, modified or supplemented from time to time.

(b)               The following definitions are hereby added where alphabetically appropriate to read as follows:

“Fourth Amendment” means that certain Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of February 26, 2013, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” has the meaning set forth in the Fourth Amendment.

“Senior Secured Funded Debt” means any Debt included in the definition of “Total Debt” which is secured by a Lien on the Properties of the Borrower or any Guarantor.

2.2                 Amendments to Section 9.01.

(a) Section 9.01(a) is hereby amended in its entirety to read as follows:

(a) Ratio of Total Debt to EBITDAX. The Parent will not, as of any date of determination from and after March 31, 2014, permit its ratio of Total Debt as of such date to EBITDAX for the most recent period of four fiscal quarters for which financial statements are available to be greater than 4.25 to 1.0.

(b) Section 9.01(c) is hereby added which reads in its entirety as follows:

(c) Ratio of Senior Secured Funded Debt to EBITDAX. The Parent will not, as of any date of determination from and after the Fourth Amendment Effective Date up to and including March 30, 2014, permit its ratio of Senior Secured Funded Debt as of such date to EBITDAX for the most recent period of four fiscal quarters for which financial statements are available to be greater than 3.0 to 1.0.

Section 3.                 Conditions Precedent. This Fourth Amendment shall become effective on the date (such date, the “Fourth Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

3.1                 The Administrative Agent shall have received from the Majority Lenders and the Obligors counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Persons.

3.2                 Both before and immediately after giving effect to this Fourth Amendment, no Default shall have occurred and be continuing.

3.3                 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Fourth Amendment to be effective (and the Fourth Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.                 Miscellaneous.

4.1                 Confirmation. The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the Fourth Amendment Effective Date.

4.2                 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document and agrees that each Loan Document remains in full force and effect as expressly amended hereby; (c) agrees that from and after the Fourth Amendment Effective Date each reference to the Credit Agreement in the Guaranty Agreement and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fourth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof: (i) all of the representations and warranties contained in each Loan Document are true and correct in all material respects (without duplication of materiality), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) no event, development or circumstance has have occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

4.3                 Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Fourth Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

4.4                 No Oral Agreement. This Fourth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

4.5                 GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

4.6                 Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7                 Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8                 Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed effective as of the Fourth Amendment Effective Date.

BORROWER:	EV PROPERTIES, L.P.

	By:	EV Properties GP, LLC, its general partner

	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer Senior Vice President and Chief Financial Officer

GUARANTORS:	EV ENERGY PARTNERS, L.P.

	By:	EV ENERGY GP, L.P., its general partner

	By:	EV MANAGEMENT, LLC, its general partner

	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer Senior Vice President and Chief Financial Officer

EV PROPERTIES GP, LLC

By:	/s/ MICHAEL E. MERCER
Michael E. Mercer Senior Vice President and Chief Financial Officer

Fourth Amendment to Second Amended and Restated Credit Agreement
Signature Page

ENERVEST PRODUCTION PARTNERS, LTD.

By:	EVPP GP, LLC, its general partner

By:	/s/ MICHAEL E. MERCER
Name: Title:	Michael E. Mercer Senior Vice President and Chief Financial Officer

EVPP GP, LLC

By:	/s/ MICHAEL E. MERCER
Name: Title:	Michael E. Mercer Senior Vice President and Chief Financial Officer

CGAS PROPERTIES, L.P.

By:	EVCG GP, LLC, its general partner

By:	/s/ MICHAEL E. MERCER
Name: Title:	Michael E. Mercer Senior Vice President and Chief Financial Officer

Fourth Amendment to Second Amended and Restated Credit Agreement
Signature Page

ENERVEST-CARGAS, LTD.

By:	EVPP GP, LLC, its general partner

By:	/s/ MICHAEL E. MERCER
Name: Title:	Michael E. Mercer Senior Vice President and Chief Financial Officer

EVPP GP, LLC

By:	/s/ MICHAEL E. MERCER
Name: Title:	Michael E. Mercer Senior Vice President and Chief Financial Officer

ENERVEST MONROE MARKETING, LTD.

By:	EVCG GP, LLC, its general partner

By:	/s/ MICHAEL E. MERCER
Name: Title:	Michael E. Mercer Senior Vice President and Chief Financial Officer

ENERVEST MONROE GATHERING, LTD.

By:	EVCG GP, LLC, its general partner

By:	/s/ MICHAEL E. MERCER
Name: Title:	Michael E. Mercer Senior Vice President and Chief Financial Officer

Fourth Amendment to Second Amended and Restated Credit Agreement
Signature Page

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A., as
Administrative Agent and a Lender

	By:	/s/ MICHAEL A. KAMAUF
	Name: Title:	Michael A. Kamauf Authorized Officer

LENDERS:	WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

	By:	/s/ BESTY JOCHER
	Name: Title:	Betsy Jocher Director

COMPASS BANK, as a Lender

By:	/s/ ANN VAN WAGENER
Name: Title:	Ann Van Wagener Senior Vice President

Fourth Amendment to Second Amended and Restated Credit Agreement
Signature Page

CITIBANK, N.A., as a Lender

By:	/s/ EAMON BAQUI
Name: Title:	Eamon Baqui Vice President

COMERICA BANK, as a Lender

By:	/s/ JUSTIN CRAWFORD
Name: Title:	Justin Crawford Senior Vice President

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a Lender

By:	/s/ TOM BYARGEON
Name: Title:	Tom Byargeon Managing Director

By:	/s/ DARRELL STANLEY
Name: Title:	Darrell Stanley Managing Director

ING CAPITAL LLC, as a Lender

By:	/s/ JULI BIESER
Name: Title:	Juli Bieser Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ MARK LUMPKIN, JR.
Name: Title:	Mark Lumpkin, Jr. Authorized Signatory

Fourth Amendment to Second Amended and Restated Credit Agreement
Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ TERRY DONOVAN
Name: Title:	Terry Donovan Managing Director

UNION BANK, N.A., as a Lender

By:	/s/ DAVID HELFFRICH
Name: Title:	David Helffrich Vice President

U.S. BANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ JUSTIN M. ALEXANDER
Name: Title:	Justin M. Alexander Senior Vice President

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ THOMAS KLEIDERER
Name: Title:	Thomas Kleiderer Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Lender

By:	/s/ VIPUL DHADDA
Name: Title:	Vipul Dhadda Vice President

By:	/s/ WEI-JEN YUAN
Name: Title:	Wei-Jen Yuan Associate

Fourth Amendment to Second Amended and Restated Credit Agreement
Signature Page

FROST BANK, as a Lender

By:	/s/ LANE DODDS
Name: Title:	Lane Dodds Sr. Vice President

Fourth Amendment to Second Amended and Restated Credit Agreement
Signature Page